                                                                    EXHIBIT 10.1

Confidential                                                     Execution Copy

                    TECHNOLOGY LICENSE AND SERVICE AGREEMENT

                                  BY AND AMONG

              FOCUS MEDIA DIGITAL INFORMATION TECHNOLOGY (SHANGHAI)
                                   CO., LTD.

                  SHANGHAI FOCUS MEDIA ADVERTISEMENT CO., LTD.

                                       AND

                           LOCAL ADVERTISING COMPANIES

                        (AS LISTED IN APPENDIX 1 HEREOF)

                                 MARCH 28, 2005

                                    CONTENTS

Article 1 - Definition...........................................     1

Article 2 - Licenses and Services by TechCo......................     2

Article 3 - Technology License and Service Fees..................     3

Article 4 - Exclusivity..........................................     4

Article 5 - Intellectual Property................................     4

Article 6 - Confidentiality......................................     4

Article 7 - Undertakings and Guarantees..........................     5

Article 8 - Agreement Term.......................................     5

Article 9 - Notice...............................................     6

Article 10 - Default Liability...................................     6

Article 11 - Force Majeure.......................................     7

Article 12 - Miscellaneous.......................................     8

Execution Page...................................................    10

Appendix 1 - AdCo Subsidiaries...................................    13

Appendix 2 - Acknowledgement Letter..............................    14

                    TECHNOLOGY LICENSE AND SERVICE AGREEMENT

THIS TECHNOLOGY LICENSE AND SERVICE AGREEMENT (this "AGREEMENT") is entered into as of March 28, 2005 in Shanghai, the People's Republic of China ("CHINA" or "PRC") by and among the following five Parties:

(1) FOCUS MEDIA DIGITAL INFORMATION TECHNOLOGY (SHANGHAI) CO., LTD., a company of limited liabilities incorporated under the laws of China, with its legal address at Room A72, Floor 28, No.369, Jiangsu Road, Changning District, Shanghai ("TECHCO");

(2) SHANGHAI FOCUS MEDIA ADVERTISEMENT CO., LTD., a company of limited liabilities incorporated under the laws of China, with its legal address at F, Room 1003, No.1027, Changning Road, Changning District, Shanghai ("ADCO"); and

(3) LOCAL ADVERTISING SUBSIDIARIES listed in Appendix 1 hereof (the "ADCO SUBSIDIARIES").

(In this Agreement, TechCo, AdCo and AdCo Subsidiaries shall hereinafter be referred to as a "PARTY" individually, and collectively "PARTIES".)

WHEREAS:

(1) TechCo is a technology company, which owns the technology of multi-media with CF-card applicable to LCD advertisement business.

(2) As a company specialized in LCD advertising business in buildings, AdCo owns advertisement fronts and has already been granted necessary licenses therefor.

(3) As advertisement companies established in various locations in China, AdCo Subsidiaries own advertisement fronts in local buildings, and are entitled to carrying on advertising business in their respective local places.

(4) In order to utilize their respective own resources to cooperate among them in the various local building advertisement projects, TechCo agrees to provide to AdCo and AdCo Subsidiaries, and AdCo and AdCo Subsidiaries agree to accept from TechCo, certain specific licenses and services in relation to the CF-card Technology.

NOW, THEREFORE, after friendly consultations among them, the Parties hereby agree as follows:

                             ARTICLE 1 - DEFINITION

1.1 Unless to be otherwise interpreted by the terms or in the context herein, the following terms in this Agreement shall be interpreted to have the following meanings:

"CF-CARD                    means the CF-card technology applicable
TECHNOLOGY"                 to multi-media, which is owned by TechCo.

Technology License and Service Agreement

"OLD ADVERTISING MACHINE"  means the DVD LCD integrated advertisement machine with the patent and related technologies for the digital multi-functional integrated disk for synchronous LCD displaying devices, but not with the CF-card Technology, which is used by AdCo and AdCo Subsidiaries currently in their advertising business activities.

"COMPUTERIZED ADVERTISING  means the wireless LCD computerized advertising
 MACHINE" machine with the CF-card Technology, which is refitted or provided by TechCo in accordance with this Agreement.

"ADVERTISING MACHINE"      means the Old Advertising Machine and Computerized
                           Advertising Machine.

"TECHNOLOGY LICENSE        means the compensation for fixed assets depreciation
AND SERVICE FEES"          and fees for provision of technology license and
                           services charged by TechCo hereunder.

"ADVERTISEMENT PUBLISHER"  means AdCo and/or the AdCo Subsidiaries.

1.2 References in this Agreement to any laws and regulations (the "LAWS") shall include reference (1) at the same time to the amendments, changes, supplements and reformulations of such Laws, whether or not the effectiveness of the same is prior to or after the execution of this Agreement; and (2) at the same time to other decisions, notices and rules formulated or becoming effective according to such Laws.

1.3 Unless otherwise specified in the context of this Agreement, the Article, sub-article, section or paragraph mentioned herein shall refer to the corresponding content in this Agreement accordingly.

                   ARTICLE 2 - LICENSES AND SERVICES BY TECHCO

2.1 TechCo agrees to provide the Advertisement Publishers with such technology license and services as follows:

      (1) to grant the license for the Advertisement Publishers to use the CF-card Technology in their advertising business operations, for their advertisement productions, sales and publications;

      (2) to be responsible for the overall upgrading of the Old Advertising Machines currently used by the Advertisement Publishers to the Computerized Advertising Machines;

      (3) to provide the Advertisement Publishers with Computerized Advertising Machines, which shall be installed at the advertisement fronts newly developed by the Advertisement Publishers;

Technology License and Service Agreement

      (4) to provide installation, commissioning, maintenance and other relevant technical follow-up support services in respect of the aforementioned refitted Old Advertising Machines and the Computerized Advertising Machines; and

      (5) for the purpose of providing the aforementioned services, to provide the Advertisement Publishers with the training of and guidance to their technicians for daily business operations.

2.2 Except those the ownership of which belongs to the Advertisement Publishers as of the date October 31, 2004, all other Advertisement Machines refitted or provided by TechCo hereunder shall belong, in terms of ownership, to TechCo, while the Advertisement Publishers shall only have the right to use the same during the valid term of this Agreement.

                 ARTICLE 3 - TECHNOLOGY LICENSE AND SERVICE FEES

3.1 The Technology License and Service Fees to be charged by TechCo for its provision of technology license and services hereunder shall be as follows:

      (1) According to the forecasts by the Parties, the Technology License and Service Fees to be paid by the Advertisement Publishers for their use of the CF-card Technology during the period November 2004 to December 2005 shall be Renminbi two hundred sixteen million (RMB216,000,000), which shall be paid by the Advertisement Publishers in fourteen (14) installments, i.e. for the period from November 2004 to December 2005, an amount of Renminbi fifteen million four hundred thirty thousand (RMB15,430,000) is payable for each month thereof.

      (2) For each accounting year since 2006, the Parties shall complete, prior to December 31 of the preceding accounting year, their budget according to the actual situation at that time, as to determine in advance the amount of fixed Technology License and Service Fees to be paid by the Advertisement Publishers to TechCo according to this Agreement in that accounting year, which shall be prorated to each month for payment.

      (3)   The amount of Technology License and Service Fees agreed in (1) and
            (2) above shall be shared among the Advertisement Publishers pro rata on a monthly basis according to their actual incomes from advertisement publications in the current month.

3.2 Upon written agreement between TechCo and the Advertisement Publishers, the fees agreed in Article 3.1 or their calculation percentage may be adjusted according to the circumstances in the actual performance, with particulars thereof to be stipulated in separate supplementary agreements to be entered into between the two Parties as an appendix hereto.

3.3 The Advertisement Publishers shall, in accordance with this Article 3, pay promptly the amounts due and payable to TechCo to the bank account designated by TechCo. In case that TechCo is to change its bank account, TechCo shall notify the Advertisement Publishers thereof in writing seven
      (7) working days in advance.

Technology License and Service Agreement

                             ARTICLE 4 - EXCLUSIVITY

4.1 Without the prior consent in writing by TechCo, none of the Advertisement Publishers may accept any technical services from any other third parties.

4.2 TechCo shall no longer provide any other advertisement companies at the local places of the Advertisement Publishers with technical services similar to those hereunder. However, this Article does not restrict TechCo from providing such similar technical services to advertisement publishers in other cities. Such new advertisement publishers may, through signing Acknowledgement Letter in the form of Appendix 2 hereof, become a party of this Agreement, to enjoy the same rights of the other Advertisement Publishers and to assume the same obligations of the other Advertisement Publishers; provided that such new advertisement publishers shall perform, starting from the date of execution of the Acknowledgement Letter, the payment obligations hereunder of the Technology License and Service Fees. As the rights and obligations of the Advertisement Publishers hereunder are severable and independent from each other's, such new advertisement publishers will not, by their joining in this Agreement, affect in any way the rights and obligations of the existing Advertisement Publishers, with the joining-in of such new advertisement publishers only subject to the confirmation thereof by TechCo in signing an agreement among them. The Advertisement Publishers agree hereby irrevocably and unconditionally to such joining-in, and confirm further that any issue concerning the joining-in of new advertisement publishers for business cooperation hereunder will not be subject to the agreement of the existing Advertisement Publishers.

                        ARTICLE 5 - INTELLECTUAL PROPERTY

5.1 The rights of intellectual property concerning the work product created during the process of services provision by TechCo hereunder shall belong to TechCo.

5.2 For the purpose of performance hereof, the Advertisement Publishers may use the CF-card Technology according to this Agreement. However, nothing in this Agreement grants any Advertisement Publisher to use the CF-card Technology otherwise, including but not limited to sub-licensing and further licensing the same.

5.3 During the valid term of this Agreement, if TechCo develops any new technology that may be used in the daily advertisement business or management of the Advertisement Publishers, or provides the Advertisement Publishers with other services not included herein at their request, the Parties agree to cooperate with each other thereon in the way, in priority, agreed herein or in the way most similar to that agreed herein, with necessary adjustments to be made to the Technology License and Service Fee payment percentage agreed in Article 3.

                           ARTICLE 6 - CONFIDENTIALITY

6.1 No matter if this Agreement is terminated or not, the Parties shall be obliged to keep in strict confidence the commercial secret, proprietary information and customer

Technology License and Service Agreement information in relation to other Parties and any other non-open information of other Parties which they may become aware of as the result of their performance hereof (collectively, "CONFIDENTIAL INFORMATION"). Unless with prior consent of such other Parties in writing or required to disclose to parties other than Parties hereof according to relevant laws, regulations or listing rules, no Party shall disclose the Confidential Information or any part thereof to any parties other than Parties hereof; unless for the purpose of performance hereof, no Party shall use directly or indirectly the Confidential Information or any part thereof for any other purposes, or it shall bear the default liability and indemnify the losses.

6.2 Upon termination of this Agreement, the Parties shall, upon demand by other Parties providing the Confidential Information, return, destroy or otherwise dispose of all the documents, materials or software containing the Confidential Information and suspend using such Confidential Information.

6.3 Notwithstanding any other provisions herein, the validity of this Article shall not be affected by the suspension or termination of this Agreement.

                     ARTICLE 7 - UNDERTAKINGS AND GUARANTEES

TechCo, AdCo and AdCo Subsidiaries hereby undertake and guarantee for each of its own that:

7.1 it is a company of limited liabilities duly registered and legally existing under the PRC laws with independent legal person status, and with full and independent status and legal capacity to execute, deliver and perform this Agreement, and may act independently as a subject of actions;

7.2 its has full internal power and authority within its company to execute and deliver this Agreement and all the other documents to be entered into by it in relation to the transaction referred to herein, and it has the full power and authority to complete the transaction referred to herein. This Agreement shall be executed and delivered by it legally and properly, and constitutes the legal and binding obligations on it and is enforceable on it in accordance with its terms and conditions;

7.3 it has all business licenses necessary for its business operations as of the effective date of this Agreement, has full rights and qualifications to engage in its currently engaged businesses, may perform its obligations hereunder, and will maintain, during the valid term of this Agreement, the validity of all its such business licenses; and

7.4 it shall inform promptly the other Parties of any litigations it is involved in and other disadvantageous circumstances that may affect the performance hereof, and shall endeavor at its best efforts to prevent the deterioration of losses caused by such litigations or other disadvantageous circumstances.

                           ARTICLE 8 - AGREEMENT TERM

Technology License and Service Agreement

8.1 The Parties hereby confirm that, once this Agreement is formally executed by the Parties, this Agreement shall be retrospectively effective as far as the date November 1, 2004; unless terminated earlier by the Parties in writing, this Agreement shall be valid for a term of ten (10) years starting from the date November 1, 2004. Notwithstanding the provision in the preceding sentence, as the rights and obligations of each of the Advertisement Publishers hereunder are separate and independent from each other, upon agreement in writing by TechCo, this Agreement may be terminated only in relation to any one of the Advertisement Publishers, with such termination not subject to the agreement of the other Advertisement Publishers.

8.2 The Parties hereby confirm that, from the year 2006 onward, the amount of the Technology License and Service Fees shall be negotiated on January 1 each year, with any adjustment thereto (if any) to be made in writing as an appendix hereto.

8.3 Upon termination of this Agreement, each Party shall continue to abide by its obligations under Articles 3 and 6 hereunder.

                               ARTICLE 9 - NOTICE

9.1 Any notice, request, demand and other correspondences made as required by or in accordance with this Agreement shall be made in writing and delivered to the relevant Party.

9.2 The abovementioned notice or other correspondences shall be deemed to have been delivered when it is transmitted if transmitted by facsimile or telex; it shall be deemed to have been delivered when it is delivered if delivered in person; it shall be deemed to have been delivered five (5) days after posting the same if posted by mail.

                         ARTICLE 10 - DEFAULT LIABILITY

10.1 The Parties agree and confirm that, if any Party (the "DEFAULTING PARTY") breaches substantially any of the agreements made under this Agreement, or fails substantially to perform any of the obligations under this Agreement, such a breach shall constitute a default under this Agreement (a "DEFAULT"), then the non-defaulting Party whose interest is damaged thereby shall have the right to require the Defaulting Party to rectify such Default or take remedial measures within a reasonable period. If the Defaulting Party fails to rectify such Default or take remedial measures within such reasonable period or within ten (10) days of the non-defaulting Party notifying the Defaulting Party in writing and requiring it to rectify the Default, then the non-defaulting Party shall have the right, at its own discretion, to (1) terminate this Agreement and require the Defaulting Party to indemnify it fully for the damage; or (2) demand the enforcement of the Defaulting Party's obligations hereunder and require the Defaulting Party to indemnify it fully for the damage.

10.2 The Parties agree that any of the following events shall be deemed to have constituted the Default:

Technology License and Service Agreement

      (1) Any of AdCo, AdCo Subsidiaries or their respective shareholders breaches any provisions of the Entrustment Agreement on Shareholder's Voting Rights entered into by it with Focus Media Technology (Shanghai) Co., Ltd. (a wholly foreign invested company incorporated under the laws of China, with its legal address at E, Room 1003, No.1027, Changning Road, Changning District, Shanghai, "FOCUS MEDIA") on March 28, 2005;

      (2) any of AdCo, AdCo Subsidiaries or their respective shareholders breaches any provisions of the Transfer Agreement on Futures entered into by it with Focus Media on March 28, 2005;

      (3) Jason Nanchun Jiang and Jimmy Wei Yu, as individual shareholders of the Advertisement Publishers, breach any provisions of the Loan Agreement entered into by them respectively with Focus Media on March 28, 2005; or

      (4) any of AdCo or AdCo Subsidiaries breaches any provisions of the Trademark License Contract entered into by it with Focus Media and TechCo on March 28, 2005.

10.3 The Parties agree and confirm that under no circumstances shall AdCo and AdCo Subsidiaries be able to demand termination of this Agreement for whatever reason, unless the Laws or this Agreement provides for otherwise

10.4 Notwithstanding any other provisions herein, the validity of this Article 10 shall not be affected by the suspension or termination of this Agreement.

                           ARTICLE 11 - FORCE MAJEURE

In the event of earthquake, typhoon, flood, fire, war, computer virus, loophole in the design of tooling software, internet system encountering hacker's invasion, change of policies or laws, and other unforeseeable or unpreventable or unavoidable event of force majeure, which directly prevents a Party from performing this Agreement or performing the same on the agreed condition, the Party encountering such a force majeure event shall forthwith issue a notice by a facsimile and, within thirty (30) days, present the documents proving the details of such force majeure event and the reasons for which this Agreement is unable to be performed or is required to be postponed in its performance, and such proving documents shall be issued by the notarial office of the area where such force majeure event takes place. The Parties shall consult each other and decide whether this Agreement shall be waived in part or postponed in its performance with regard to the extent of impact of such force majeure event on the performance of this Agreement. No Party shall be liable to compensate for the economic losses brought to the other Parties by the force majeure event.

Technology License and Service Agreement

                           ARTICLE 12 - MISCELLANEOUS

12.1 This Agreement shall be prepared in the Chinese language in eighteen (18) original copies, with each involved Party holding one (1) copy hereof.

12.2 The formation, validity, execution, amendment, interpretation and termination of this Agreement shall be subject to the PRC Laws.

12.3 Any disputes arising hereunder and in connection herewith shall be settled through consultations among the Parties, and if the Parties cannot reach an agreement regarding such disputes within thirty (30) days of their occurrence, such disputes shall be submitted to China International Economic and Trade Arbitration Commission for arbitration in Shanghai in accordance with the arbitration rules of such Commission, and the arbitration award shall be final and binding on the Parties involved in such dispute.

12.4 Any rights, powers and remedies empowered to any Party by any provisions herein shall not preclude any other rights, powers and remedies enjoyed by such Party in accordance with laws and other provisions under this Agreement, and the exercise of its rights, powers and remedies by a Party shall not preclude its exercise of its other rights, powers and remedies by such Party.

12.5 Any failure or delay by a Party in exercising any of its rights, powers and remedies hereunder or in accordance with laws (the "PARTY'S RIGHTS") shall not lead to a waiver of such rights, and the waiver of any single or partial exercise of the Party's Rights shall not preclude such Party from exercising such rights in any other way and exercising the remaining part of the Party's Rights.

12.6 The titles of the Articles contained herein shall be for reference only, and in no circumstances shall such titles be used in or affect the interpretation of the provisions hereof.

12.7 Each provision contained herein shall be severable and independent from each of other provisions, and if at any time any one or more articles herein become invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions herein shall not be affected as a result thereof.

12.8 Once executed, this Agreement shall replace any other legal documents entered into by the relevant Parties hereof in respect of the same subject matter hereof.

12.9 Any amendments or supplements to this Agreement shall be made in writing and shall take effect only when properly signed by the Parties to this Agreement.

12.10 No Party shall assign any of its rights and/or obligations hereunder to any parties other than the Parties hereof without the prior written consent from the other Parties.

12.11 This Agreement shall be binding on the legal successors of the Parties.

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

12.12 The rights and obligations of each of the AdCo Subsidiaries hereunder are independent and severable from each other, and the performance by any of the AdCo Subsidiaries of its obligations hereunder shall not affect the performance by any other of the AdCo Subsidiaries of their obligations hereunder.

12.13 Each of the Parties undertakes to declare and pay respectively according to the Laws any taxes in relation to the transaction hereunder.

                   [the remainder of this page is left blank]

Technology License and Service Agreement

EXECUTION PAGE

IN WITNESS HEREOF, the Parties have caused this Technology License and Service Agreement to be executed in Shanghai as of the date first hereinabove mentioned.

FOCUS MEDIA DIGITAL INFORMATION TECHNOLOGY (SHANGHAI) CO., LTD. (Corporate Seal)

Signed by: /s/ Jason Nanchun Jiang
           ------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

SHANGHAI FOCUS MEDIA ADVERTISEMENT CO., LTD. (Corporate Seal)

Signed by: /s/ Jason Nanchun Jiang
           ------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

SICHUAN FOCUS MEDIA ADVERTISING AGENCY CO., LTD. (Corporate Seal)

Signed by: /s/ Jason Nanchun Jiang
           ------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

ZHEJIANG RUIHONG FOCUS MEDIA CULTURE COMMUNICATIONS CO., LTD. (Corporate Seal)

Signed by: /s/ Jason Nanchun Jiang
           ------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

CHONGQING GEYANG FOCUS MEDIA CULTURE COMMUNICATIONS CO., LTD. (Corporate Seal)

Signed by: /s/ Jason Nanchun Jiang
           -------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

CHANGSHA FOCUS MEDIA CENTURY ADVERTISING CO., LTD. (Corporate Seal)

Signed by: /s/ Du Kang
           -------------------------
Name: Du Kang
Position: Authorized Representative

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                                       10

QINGDAO FOCUS MEDIA ADVERTISING AGENCY CO., LTD. (Corporate Seal)

Signed by: /s/ Zhang Junyan
           -----------------------
Name: Zhang Junyan
Position: Authorized Representative

DALIAN FOCUS MEDIA ADVERTISING AGENCY CO., LTD. (Corporate Seal)

Signed by: /s/ Xie Haobo
           -----------------------
Name: Xie Haobo
Position: Authorized Representative

YUNNAN FOCUS MEDIA CO., LTD. (Corporate Seal)

Signed by: /s/ Jason Nanchun Jiang
           -------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

WUHAN GESHI FOCUS MEDIA ADVERTISING CO., LTD. (Corporate Seal)

Signed by: /s/ Jason Nanchun Jiang
           -------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

NANJING FOCUS MEDIA ADVERTISING AGENCY CO., LTD. (Corporate Seal)

Signed by: /s/ Jason Nanchun Jiang
           -------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

SHANGHAI QIANJIAN ADVERTISING CO., LTD. (Corporate Seal)

Signed by: /s/ Jason Nanchun Jiang
           -------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

ZHUHAI FOCUS MEDIA CULTURE COMMUNICATIONS CO., LTD. (Corporate Seal)

Signature by : /s/ Jason Nanchun Jiang
               ------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

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                                       11

TIANJIN FOCUS MEDIA TONGSHENG ADVERTISING CO., LTD. (Corporate Seal)

Signature by : /s/ Jason Nanchun Jiang
               ------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

HEBEI TIANMA WEIYE ADVERTISING CO., LTD. (Corporate Seal)

Signature by : /s/ Jason Nanchun Jiang
               -------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

GUANGZHOU FUKE ADVERTISING CO., LTD. (Corporate Seal)

Signature by : /s/ Jason Nanchun Jiang
               ------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

XIAMEN FOCUS MEDIA ADVERTISING CO., LTD. (Corporate Seal)

Signature by : /s/ Jason Nanchun Jiang
               ------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

XI'AN FOCUS MEDIA INFORMATION COMMUNICATION CO., LTD. (Corporate Seal)

Signature by : /s/ Junrong Zhang
               ---------------------
Name: Junrong Zhang
Position: Authorized Representative

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                                       12

                         APPENDIX 1 - ADCO SUBSIDIARIES

COMPANY NAME                                     ADDRESS
------------                                     -------
Sichuan Focus Media Advertising Agency Co.,      1-1-6-603, No. 151 Kehua Road (N), Wuhou District, Chengdu
Ltd.

Zhejiang Ruihong Focus Media Culture             Room 909, Building C, Hualong Century Plaza, No. 18 Hangda
Communications Co., Ltd.                         Road

Chongqing Geyang Focus Media Culture             Room 25-3, Building A, Shidai Garden, No. 3 Qingnian Road,
Communications Co., Ltd.                         Yuzhong District, Chongqing

Changsha Focus Media Century Advertising Co.,    New Century City, No. 692 Furong Road (M), Changsha
Ltd.

Qingdao Focus Media Advertising Agency Co.,      Room 5, Floor 12, Building 1, No. 37 Donghai Road, Shinan
Ltd.                                             District, Qingdao

Dalian Focus Media Advertising Agency Co., Ltd.  Room 1309, Hongfu Building, No. 45 Shanghai Road, Zhongshan
                                                 District, Dalian

Yunnan Focus Media Co., Ltd.                     Floor 17, Dade Building, Jinbi Road, Kunming

Wuhan Geshi Focus Media Advertising Co., Ltd.    Room 1602, Building AI, Apartment Building, Wuhan Plaza, No.
                                                 688 Jiafang Avenue, Wuhan

Nanjing Focus Media Advertising Agency Co.,      Floor 16, Insurance Mansion, Nanjing
Ltd.

Shanghai Qianjian Advertising Co., Ltd.          Room 802, No. 706 Huashan Road, Gaoqiao Town, Pudong New
                                                 District

Zhuhai Focus Media Culture Communication Co.,    Room 801 Floor 8 Post Tower No. 1072 Xiangzhou Fenghuang
Ltd.                                             Road, Zhuhai

Tianjin Focus Media Tongshen Advertisement       Room 6-4-301 Xinda Gardern Baiti Road Nankai District
Co., Ltd.                                        Tianjin

Hebei Tianma Weiye Advertising Co., Ltd.         Room 1708 Taihe Tower No.19 Shibeixiao Street, Shijiazhuang

Guangzhou Fuke Advertising Co., Ltd.             Room 01 Floor 29 Youyage Tianyu Gardern No.158 Middle Linhe
                                                 Road, Guangzhou

Xiamen Focus Media Advertising Co., Ltd.         Room 13D Guomao Tower South Hubin Road

Xi'an Focus Media Culture Communication Co.,     Roon 1810 No. 42 Gaoxin Road Gaoxin District, Xi'an
Ltd.

Technology License and Service Agreement

      APPENDIX 2 - ACKNOWLEDGEMENT LETTER

[ ] CO., LTD. (with its registered address at [ ], the "NEW PARTY") agrees hereby to join in as an independent contractor the Technology License and Service Agreement entered into by Focus Media Digital Information Technology (Shanghai) Co., Ltd., Shanghai Focus Media Advertisement Co., Ltd. and other parties thereto on [ ], 2005, as to become one of the companies defined as "AdCo Subsidiaries" therein to carry out cooperative issues with Focus Media Digital Information Technology (Shanghai) Co., Ltd., and Shanghai Focus Media Advertisement Co., Ltd. under that agreement. Having signed this Acknowledgement Letter, the New Party is deemed to have made the same undertakings and guarantees as have been made by the AdCo Subsidiaries under the Technology License and Service Agreement, and it further agrees to perform the obligations to be performed by the AdCo Subsidiaries under the Technology License and Service Agreement, and recognizes the rights and obligations of all the parties under the Technology License and Service Agreement. As for the New Party, the cooperation under that agreement shall begin on the date upon which this Acknowledgement Letter is executed by the New Party and Focus Media Digital Information Technology (Shanghai) Co., Ltd..

NEW PARTY (Corporate Seal)

Signed by: ______________
Name:
Position: Authorized Representative

FOCUS MEDIA DIGITAL INFORMATION TECHNOLOGY (SHANGHAI) CO., LTD. (Corporate Seal)

Signed by: ______________
Name:
Position: Authorized Representative

Technology License and Service Agreement

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